united states

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 21, 2014

Astoria Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-11967	11-3170868
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (516) 327-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders (the “Meeting”) of Astoria Financial Corporation (the “Company”) was held on May 21, 2014. As of the record date, there were a total of 99,408,856 shares of common stock outstanding and entitled to vote at the Meeting. At the Meeting 94,349,932 shares of common stock were represented in person or by proxy, therefore a quorum was present. The following proposals were submitted by the Board of Directors to a vote of security holders and the final results of the voting on each proposal is noted below.

Proposal 1 – Election of Directors

The following two directors were nominated to serve for three-year terms expiring at the annual meeting of shareholders to be held in 2017, or when their successors are otherwise duly elected and qualified. The two directors having received the requisite vote of a plurality of the shares represented in person or by proxy and entitled to vote, as indicated below, were elected to serve as directors of the Company.

Directors	Votes For	Withheld	Abstain	Broker Non-Votes
Ralph F. Palleschi	76,901,199	8,878,930	0	8,569,803
Jane D. Carlin	84,594,835	1,185,294	0	8,569,803

Proposal 2 – Approval of the 2014 Amended and Restated Stock Incentive Plan for Officers and Employees of Astoria Financial Corporation.

The vote to approve the 2014 Amended and Restated Stock Incentive Plan for Officers and Employees of Astoria Financial Corporation was approved by the requisite vote of a majority of the shares represented in person or by proxy and entitled to vote, as indicated below.

Votes For	Votes Against	Abstain	Broker Non-Votes
76,025,559	9,300,155	454,415	8,569,803

Proposal 3 – Approval of the Astoria Financial Corporation Executive Officer Annual Incentive Plan, as Amended March 19, 2014.

The vote to approve the Astoria Financial Corporation Executive Officer Annual Incentive Plan, as Amended March 19, 2014 was approved by the requisite vote of a majority of the shares represented in person or by proxy and entitled to vote, as indicated below.

Votes For	Votes Against	Abstain	Broker Non-Votes
80,584,596	4,446,806	748,727	8,569,803

Proposal 4 – Approval, on a non-binding basis, of the compensation of the Company’s named executive officers.

The non-binding vote to approve the compensation of the Company’s named executive officers was approved by the requisite vote of a majority of the shares represented in person or by proxy and entitled to vote, as indicated below.

Votes For	Votes Against	Abstain	Broker Non-Votes
66,646,871	18,460,947	672,311	8,569,803

Proposal 5 – The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm.

The ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2014 was approved by the requisite vote of a majority of the shares represented in person or by proxy and entitled to vote, as indicated below.

Votes For	Votes Against	Abstain	Broker Non-Votes
90,536,818	3,606,929	206,185	0

Item 8.01. Other Events.

At the Annual Meeting of Shareholders, Monte N. Redman, President and Chief Executive Officer of the Company, made a presentation to shareholders which included, among other things, a review of financial results through the period ended March 31, 2014. A copy of the presentation material is attached hereto as exhibit 99.1 and is also available on the company’s investor relations website, http://ir.astoriafederal.com.

The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1       Slide presentation dated May 21, 2014.

signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTORIA FINANCIAL CORPORATION

By:	/s/ Theodore S. Ayvas
Theodore S. Ayvas Vice President and Director of Investor Relations

Dated: May 22, 2014

EXHIBIT INDEX
Exhibit Number	Description

99.1	Slide presentation dated May 21, 2014.